[LOGO] LIBERTY
                                     ALL*STAR
                                   -----------
                                   EQUITY FUND

                                 [COVER GRAPHIC]

  GROWTH                                                             CONSISTENCY

OBJECTIVITY                                                             VALUE

                            THIRD QUARTER REPORT 2000

                              [BACKGROUND GRAPHIC]

LIBERTY ALL-STAR EQUITY FUND

                                           2nd Quarter           3rd Quarter
Fund Facts                                    2000                  2000
----------                                 -----------           -----------
Net Asset Value (NAV)                        $14.09                $14.25

Market Price                                 $12.313               $13.125

Quarter End Discount                          12.6%                  7.9%

Dividends Declared                            $0.36                 $0.37

Market Price Trading Range              $10.313 to $12.750    $12.313 to $13.250

Discount Range                            24.3% to 10.0%        13.1% to 6.9%

                                                     Annualized Rates of Return
                                                     --------------------------
Performance Summary                         9        1       3       5      10
Periods Ending Sept. 30, 2000   Quarter  Months    Year    Year    Year    Year
-----------------------------   -------  ------    ----    ----    ----    ----

Shares Valued at NAV              3.7%     9.3%    21.5%   12.8%   17.7%   17.8%

Shares Valued at NAV
with Dividends Reinvested         4.0     10.7     23.3    13.5    18.2    18.2

Shares Valued at Market Price
with Dividends Reinvested         9.7     29.2     25.5    10.2    17.7    19.1

Lipper Growth and Income
Mutual Fund Average               3.0      2.6     13.9    10.4    16.5    16.2

S&P 500 Index                    (1.0)    (1.4)    13.3    16.4    21.7    19.4

Figures shown for the Fund and the Lipper Growth and Income Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in all the Fund's rights offerings were exercised. Figures shown for the unmanaged S&P 500 Index are total returns, including income.

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Fellow Shareholders:                                                October 2000

      The third quarter was one in which the Fund's structural blend of value and growth styles of investing truly proved itself. In terms of performance, the Fund valued at net asset value (NAV) with dividends reinvested returned 4.0 percent. By comparison, the Lipper Growth and Income Mutual Fund Average returned 3.0 percent and the S&P 500 Index declined 1.0 percent. Year-to-date results are even stronger, as the table on the facing page shows. In particular, the Fund's year-to-date market price return of 29.2 percent with dividends reinvested reflects both solid NAV performance and a narrowing of the discount to a level more in line with its historic norm. As we have said before, discounts can be cyclical, and we have always believed that the discount would narrow.

      The story behind the Fund's performance figures, both for the quarter and the past nine months, is where the real news may be found. Despite the rotation in investor sentiment between growth and value stocks, the Fund has outperformed both the Lipper Growth and Income Mutual Fund Average and the S&P 500 Index in each quarter this year.

   [The following table was depicted as a bar chart in the printed material.]

                     Russell Large Cap Value Versus Growth
                         Relative Quarterly Performance

Value Outperformed                                        13.2%          4.7%

Growth Outperformed           -6.7%         -2.0%

                           1st Quarter   2nd Quarter   3rd Quarter   4th Quarter

      The third quarter is worth added focus, as it saw an extraordinary rotation in the leadership between growth and value styles of investing. The above bar chart highlights those differences by comparing the relative returns of the Russell 1000 Value Index (a measure of large cap value stock performance) to the Russell 1000 Growth Index (a measure of large cap growth stock performance) for the past three quarters. Note that in the first quarter, value trailed growth by 6.7 percent. In the second quarter, value again lagged but by just 2.0 percent. In the third quarter, however, value sprinted ahead of growth and outperformed by 13.2 percent, leaving it 4.7 percent ahead year-to-date. Since Frank Russell Company began compiling their style benchmarks in 1979, there has never been a quarter where the margin by which value outperformed growth was greater than this year's third quarter.

      This is precisely the kind of volatility that the All-Star Equity Fund is designed to mitigate. Two thoughts on this point: One, it is impossible for an investor to consistently market time


                                                 LIBERTY ALL-STAR EQUITY FUND  1

--------------------------------------------------------------------------------

these swings between growth and value; two, the rotation between growth and value and the monthly differences, with one outperforming the other and vice versa, has increased considerably lately. From 1979 through 1999, the monthly differences between these two style benchmarks never exceeded 10 percent. But in 2000 alone, the performance difference between the two styles has exceeded 10 percent in three out of nine months thus far. Because the Fund blends both value and growth styles of investing, it is positioned for greater long-term consistency and fewer concerns over style volatility.

      Another factor supporting the Fund's ability to offer greater consistency is its diversification. This year, the breadth of the stock market has improved. To illustrate, while the cap-weighted S&P 500 Index is down 1.4 percent this year, the average stock in the S&P 500 actually rose 6.7 percent. The Fund's diversified portfolio is ideally structured for this environment.

      Turning to Fund news, in October Liberty Asset Management Company recommended, and the Board of Trustees approved, the hiring of a new Portfolio Manager, Mastrapasqua & Associates. The new manager replaces J.P. Morgan Investment Management Inc. effective November 1, 2000. Frank Mastrapasqua, Ph.D., Chairman and CEO, and Thomas (Tad) Trantum, CFA, President, will serve as the portfolio managers to the Fund. Together, they have over 60 years of investment experience and have managed portfolios together for the last 13 years. The firm practices a growth investment style which they will use to manage their portion of the Fund's assets. The Fund's portfolio management agreement with Mastrapasqua & Associates, which will be submitted to shareholders for ratification at the 2001 annual meeting, is at the same management fee rate and on substantially the same other terms and conditions as the Fund's agreement with its other four Portfolio Managers.

      Meanwhile, for this quarter's manager interview, we have turned to John Lindenthal of Oppenheimer Capital, who has been an All-Star manager since 1990. Oppenheimer is a value style manager that uses an intrinsic value approach to manage their portion of the Fund's assets. I think you will enjoy reading John's comments.

      We are pleased with the Fund's performance both short and long term as depicted on the inside front cover. We pledge our best efforts to maintain and enhance the Fund's record going forward. As always, thank you for your continuing support of the Fund.

Sincerely,


/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company


2  LIBERTY ALL-STAR EQUITY FUND

                                      INVESTMENT GROWTH AS OF SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

    [The following table was represented as a mountain chart in the printed material.]

Includes Additional Investments Made Through Rights Offerings          $83.80(2)
Net Asset Value of Shares Acquired Through Distribution Reinvestment   $65.25(2)
Net Asset Value Per Share Plus Distributions Paid                      $30.15(1)

1. Net asset value (NAV) of one share of All-Star as of 9/30/00 plus distributions paid since inception.
2. To evaluate your investment in the Fund, these values should be used. Each shows how your investment has fared by reinvesting the Fund's distributions. The upper value includes additional investments made through the rights offerings in 1992, 1993, 1994 and 1998.

      The above chart illustrates the net asset value (NAV) growth of an original share of the Fund since the Fund's inception date through September 30, 2000.

      The bottom region of the chart reflects NAV growth assuming all distributions were received in cash and not reinvested back into the Fund. As of September 30, 2000, the NAV grew to $30.15 (current NAV of $14.25 plus distributions paid since inception totaling $15.90, which includes tax credits of $0.67 on retained capital gains).

      Moving up the chart, the middle region depicts additional value added through the reinvestment and compounding of distributions. An original share with distributions reinvested grew to $65.25 (4.579 shares times the current NAV of $14.25).

      On four occasions, the Fund has allowed the purchase of additional shares of the Fund at a discount through rights offerings. The top region illustrates the additional value added assuming participation in all the rights offerings and the reinvestment of all distributions. An original share grew to $83.80 (5.881 shares times the current NAV of $14.25).


                                                 LIBERTY ALL-STAR EQUITY FUND  3

A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                         Shares     Shares
               Shares                  Purchased   Acquired     Shares        NAV(1)                   Market Price   Total Market
              Owned At                  Through     Through     Owned       Per Share     Total NAV      Per Share      Price Of
             Beginning    Per Share   Reinvestment  Rights      At End        At End      Of Shares        At End        Shares
Year         Of Period  Distributions   Program    Offering   Of Period     Of Period       Owned        Of Period        Owned
----------------------------------------------------------------------------------------------------------------------------------
1987            1.000       $1.18        0.140        --        1.140         $7.90         $9.01          $6.00          $6.84
----------------------------------------------------------------------------------------------------------------------------------
1988            1.140        0.64        0.107        --        1.247          8.29         10.34           7.25           9.04
----------------------------------------------------------------------------------------------------------------------------------
1989            1.247        0.95        0.156        --        1.403          9.58         13.44           8.25          11.57
----------------------------------------------------------------------------------------------------------------------------------
1990            1.403        0.90        0.167        --        1.570          8.92         14.00           7.75          12.17
----------------------------------------------------------------------------------------------------------------------------------
1991            1.570        1.02        0.171        --        1.741         11.20         19.50          10.75          18.72
----------------------------------------------------------------------------------------------------------------------------------
1992            1.741        1.07        0.199     0.179(2)     2.119         10.78         22.84          11.125         23.57
----------------------------------------------------------------------------------------------------------------------------------
1993            2.119        1.25(3)     0.266     0.138(2)     2.523         10.40         26.24          11.125         28.07
----------------------------------------------------------------------------------------------------------------------------------
1994            2.523        1.00        0.277     0.155(2)     2.955          9.26         27.36           8.50          25.12
----------------------------------------------------------------------------------------------------------------------------------
1995            2.955        1.04        0.310        --        3.265         11.03         36.01          10.875         35.51
----------------------------------------------------------------------------------------------------------------------------------
1996            3.265        1.31(3)     0.403        --        3.668         11.95         43.83          11.25          41.27
----------------------------------------------------------------------------------------------------------------------------------
1997            3.668        1.69(3)     0.501        --        4.169         13.32         55.53          13.313         55.50
----------------------------------------------------------------------------------------------------------------------------------
1998            4.169        1.40        0.487     0.173(2)     4.829         14.22         68.67          12.938         62.48
----------------------------------------------------------------------------------------------------------------------------------
1999            4.829        1.39        0.569        --        5.398         14.02         75.68          11.063         59.72
----------------------------------------------------------------------------------------------------------------------------------
2000
1st Quarter     5.398        0.33        0.159        --        5.557         14.48         80.47          11.188         62.17
2nd Quarter     5.557        0.36        0.159        --        5.716         14.09         80.54          12.313         70.38
3rd Quarter     5.716        0.37        0.165        --        5.881         14.25         83.80          13.125         77.19
----------------------------------------------------------------------------------------------------------------------------------

1. Net Asset Value.
2. 1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
   1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
   1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
   1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.
3. 1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.
   1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.
   1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.


4  LIBERTY ALL-STAR EQUITY FUND

                                    PORTFOLIO MANAGERS/PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

THE FUND'S FIVE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.

Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

OPPENHEIMER CAPITAL

Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

J.P. MORGAN INVESTMENT MANAGEMENT INC.*

Companies diversified across all sectors that are undervalued relative to the firm's projected growth rates.

WESTWOOD MANAGEMENT CORPORATION

Companies selling at reasonable valuations based on the firm's earnings projections, which are not yet reflected in consensus estimates.

TCW INVESTMENT MANAGEMENT COMPANY

Growth companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS: The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's five portfolio managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS
AS OF SEPTEMBER 30, 2000
(UNAUDITED)

                            INVESTMENT STYLE SPECTRUM
                       VALUE                         GROWTH
                       ------------------------------------

                       ------------------------------------

---------------------------------------------------------------------------------------------------------
                               Boston     Oppen-      J.P.       West-                Total        S&P
                              Partners    heimer     Morgan*     wood        TCW       Fund     500 Index
---------------------------------------------------------------------------------------------------------
Number of Holdings                36         28         86         41         25        180        500
---------------------------------------------------------------------------------------------------------
Percent of Holdings
in Top 10                        45%        60%        30%        33%        59%        18%        24%
---------------------------------------------------------------------------------------------------------
Weighted Average
Market Capitalization
(billions)                       $25        $78       $130        $57        $86        $74       $134
---------------------------------------------------------------------------------------------------------
One-Year Forecast I/B/E/S
Earnings Per Share               19%        23%        28%        27%        34%        26%        25%
---------------------------------------------------------------------------------------------------------
Dividend Yield                  1.6%       1.4%       1.1%       1.6%       0.2%       1.2%       1.1%
---------------------------------------------------------------------------------------------------------
One-Year Forecast I/B/E/S
Price/Earnings Ratio             16x        19x        23x        18x        43x        22x        25x
---------------------------------------------------------------------------------------------------------
Average Price/
Book Value Ratio                3.0x       3.5x       4.1x       3.6x       9.2x       4.7x       5.2x
---------------------------------------------------------------------------------------------------------

*Mastrapasqua & Associates replaced J.P. Morgan Investment Management Inc. effective November 1, 2000.


                                                 LIBERTY ALL-STAR EQUITY FUND  5

TOP 50 HOLDINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   RANK      RANK                                         MARKET
   AS OF     AS OF                                         VALUE      PERCENT OF
  9/30/00   6/30/00     SECURITY NAME                     ($000)      NET ASSETS
--------------------------------------------------------------------------------
     1         1        Citigroup, Inc.                  $44,634          3.1%
     2         6        Siebel Systems, Inc.              29,565          2.1
     3         4        Pharmacia Corp.                   26,678          1.9
     4         7        SBC Communications, Inc.          26,075          1.8
     5         2        Intel Corp.                       23,493          1.7
     6        11        The Progressive Corp.             21,361          1.5
     7        25        AFLAC, Inc.                       20,500          1.4
     8         5        Cisco Systems, Inc.               20,371          1.4
     9        17        El Paso Energy Corp.              19,782          1.4
    10        14        Exxon Mobil Corp.                 19,530          1.4
    11        10        Avon Products, Inc.               18,937          1.3
    12        20        Countrywide Credit
                          Industries, Inc.                18,917          1.3
    13        45        Fannie Mae                        18,233          1.3
    14        19        Maxim Integrated Products, Inc.   18,227          1.3
    15        28        Providian Financial Corp.         17,932          1.3
    16        26        XL Capital Ltd.                   17,567          1.2
    17         9        Nokia Corp. ADR                   16,721          1.2
    18       New        Verizon Communications*           16,605          1.2
    19        18        Baxter International, Inc.        16,409          1.2
    20        12        Deere & Co.                       16,329          1.2
    21        39        Freddie Mac                       16,219          1.1
    22        16        Pfizer, Inc.                      15,990          1.1
    23        24        ACE Ltd.                          15,712          1.1
    24        29        Paychex, Inc.                     15,693          1.1
    25        21        Minnesota Mining &
                          Manufacturing Co.               15,382          1.1
    26        51        The Boeing Co.                    14,490          1.0
    27         8        Dell Computer Corp.               14,411          1.0
    28        42        CIGNA Corp.                       13,614          1.0
    29       New        Stilwell Financial, Inc.**        13,598          1.0
    30        27        The Charles Schwab Corp.          13,446          0.9
    31        13        Microsoft Corp.                   13,406          0.9
    32        30        Alcoa, Inc.                       12,161          0.9
    33        33        Amgen, Inc.                       12,094          0.9
    34        63        Peco Energy Co.                   12,082          0.9
    35        38        The Home Depot, Inc.              11,698          0.8
    36        22        Burlington Resources, Inc.        11,500          0.8
    37        31        Harcourt General, Inc.            11,310          0.8
    38        53        Allmerica Financial Corp.         11,163          0.8
    39        37        Time Warner, Inc.                 11,088          0.8
    40        36        Wal-Mart Stores, Inc.             11,050          0.8
    41       131        UST, Inc.                         10,934          0.8
    42        81        AXA Financial, Inc.               10,845          0.8
    43        55        Reliant Energy, Inc.              10,616          0.7
    44        84        Genentech, Inc.                   10,399          0.7
    45        46        Bristol-Myers Squibb Co.          10,094          0.7
    46        41        Morgan Stanley Dean Witter & Co.  10,058          0.7
    47        73        Southwest Airlines Co.            10,056          0.7
    48        68        Wellpoint Health Networks, Inc.   10,003          0.7
    49        48        Compaq Computer Corp.              9,973          0.7
    50        15        Sprint Corp. (FON Group)           9,966          0.7

 * Merger between Bell Atlantic Corp. and GTE Corp.
** Spun-off by Kansas City Southern Industries, Inc.


6  LIBERTY ALL-STAR EQUITY FUND

                  MAJOR STOCK CHANGES IN THE THIRD QUARTER / DISTRIBUTION POLICY
--------------------------------------------------------------------------------

The following are the major ($5.0 million or more) stock changes -- both purchases and sales -- that were made in the Fund's portfolio during the third quarter of 2000.

--------------------------------------------------------------------------------
                                                        SHARES
                                        ----------------------------------------
SECURITY NAME                           PURCHASED        SOLD    AS OF 9/30/2000
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                  93,400                       93,400
Boston Scientific Corp.                  255,000                      255,000
Duke Energy Corp.                         68,100                       68,100
The Hartford Financial Services
  Group, Inc.                             84,700                       84,700
The Reader's Digest Association, Inc.    154,000                      154,000

Bank One Corp.                                         (217,300)            0
Computer Associates International, Inc.                (512,948)            0
Diageo PLC                                             (160,000)            0
Du Pont (E.I.) de Nemours & Co.                        (142,300)            0
Federated Department Stores, Inc.                      (210,700)       43,600
Sara Lee Corp.                                         (333,000)            0
Textron, Inc.                                          (110,000)            0

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.


                                                 LIBERTY ALL-STAR EQUITY FUND  7

MANAGER INTERVIEW
--------------------------------------------------------------------------------

[PHOTO]
JOHN G. LINDENTHAL
Oppenheimer Capital

Manager Interview

Oppenheimer Capital Believes Long-Term Returns Are Built on Buying Quality Companies at a Discount to their Intrinsic Value

Oppenheimer Capital is one of All-Star's five portfolio managers. Oppenheimer is a value style manager investing in the stocks of quality companies with sound business prospects that are considered undervalued. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow and reasonable prices in relation to intrinsic value. We recently had the opportunity to talk with Managing Director John G. Lindenthal. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as moderator for the discussion.

--------------------------------------------------------------------------------
The views expressed in this interview represent the portfolio manager's views at the time of the discussion (October 2000) and are subject to change.
--------------------------------------------------------------------------------

LAMCO: As it has been nearly 18 months since your last interview, let's begin by revisiting some fundamentals about Oppenheimer's style, philosophy and strategy.

LINDENTHAL: Oppenheimer Capital is a value investor, and what we mean by that is we want to buy companies that are selling at a discount to the intrinsic value of the business. We analyze the business and come up with a price that we believe the business is worth. We buy when we find opportunities to invest at a discount. So, it's a little different than the traditional value approach, which is typically more statistically-driven in terms of buying stocks that are inexpensive based on price-to-earnings or price-to-book ratios.

LAMCO: What usually causes that discount to occur?

LINDENTHAL: It can result from several factors: simply an opportunity in the marketplace, a stock being out of favor, investors not fully appreciating certain insights that we have or a combination of those factors.

LAMCO: What kinds of stocks do you usually evaluate?

LINDENTHAL: Our universe is pretty broad. We're looking for companies with capitalizations of $7 billion or greater, but aside from that we'll look at just about any company. We don't break the market down into growth or value like some investors do. To us, any stock is fair game as long as we can satisfy to ourselves that the stock is selling at a discount to what it's worth. That can include businesses with annual growth rates of 15 to 20 percent, which is sort of at the high end for us, or businesses at the lower end that are growing at 5 to 8 percent. But, what all these companies have in common is that they are selling at a discount to what they're worth.

      The quality of the businesses can differ somewhat. Obviously, we're willing to pay somewhat more in terms of a price-to-earnings ratio for a higher quality business than we are for one of lower


8  LIBERTY ALL-STAR EQUITY FUND

--------------------------------------------------------------------------------

quality. But no matter what price we pay, we want to make sure it's selling at a discount to what we think it's worth.

LAMCO: You mention the word quality. You have a number of metrics by which you judge the quality of a company.

LINDENTHAL: Yes, that's a good point because that's what creates value over long periods of time. It's good to buy stocks opportunistically, which we try to do, but it's really the quality of the business that creates value over long periods of time. And, we're pretty long term in our thinking. So, we want to make sure the determinants of quality -- such as earnings and earnings growth, free cash flow, a strong balance sheet, solid competitive position, and management skill and experience -- are all present and accounted for.

--------------------------------------------------------------------------------
"Oppenheimer Capital is a value investor, and what we mean by that is we want to buy companies that are selling at a discount to the intrinsic value of the business."
--------------------------------------------------------------------------------

LAMCO: How about your investment process-- how do you go about identifying the portfolio companies that you ultimately invest in?

LINDENTHAL: We have approximately 30 people involved in the overall research process. We break the stock market down into nine different sectors. As I mentioned, any stock at or above that $7 billion market cap level is fair game. So, we review companies in those sectors all the time, including stocks we own and stocks we don't own. We want to stay current with all these companies, what they are doing and what their current prospects are.

      So, out of that process we surface a lot of attractive ideas. The analysts will focus on ideas that they want to research further, or a couple of analysts will work together to do a research report and present it to the group. If the stock passes all our criteria it goes on the buy list.

      In sum, we don't really use a screening mechanism. Instead, it's looking closely at companies, listening to management, analyzing the business and understanding what drives it. As I said earlier, we don't differentiate between value and growth. We're just looking for those companies that fit our qualitative criteria and those companies that our valuation work confirms are selling at a discount.

--------------------------------------------------------------------------------
"It's good to buy stocks opportunistically ... but it's really the quality of the business that creates value over long periods of time."
--------------------------------------------------------------------------------

LAMCO: In light of the volatile market environment that we had in the third quarter and early in the fourth quarter, are some stocks that might not ordinarily have been thought of as fitting your portfolio coming into range?

LINDENTHAL: Recently, we have reviewed names like Dell, Microsoft and Hewlett-Packard. We haven't bought any of those names, but they're in the research pipeline because they're down 50 to 70 percent from their highs. The names that I just mentioned are all technology related, but, more importantly, they're superior companies with great attributes. The problem in the last couple of years is that we haven't been able to buy these types of stocks because their valuations were so extended.


                                                 LIBERTY ALL-STAR EQUITY FUND  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
" ... we don't differentiate between value and growth. We're just looking for those companies that fit our qualitative criteria and ... are selling at a discount."
--------------------------------------------------------------------------------

      That's the easy part, if you will. The hard part is trying to get a handle on how much the businesses are going to slow and what that could do to profitability. That's the work we're doing right now. We think the best way to make money over the long term is to buy a high quality business below their intrinsic value.

LAMCO: So, the challenge is figuring out whether that growth rate is going to return to historic norms after a slowdown of just a quarter or two, or whether there has been a change to slower long-term growth.

LINDENTHAL: Yes, the easy part is knowing that the stocks of good companies have been marked down; the hard part is knowing whether it's a knee-jerk reaction or a sea change. But, we generally find that when we buy high quality businesses at reasonable prices and have a fairly lengthy time frame, it takes a lot of the risk out of investing.

LAMCO: But, eventually, you are confronted with choices about selling, so let's ask about your sell discipline.

LINDENTHAL: The sell discipline is pretty simple and straightforward. When we buy a stock, we set a price that we think the business is worth. That's our target price. As we approach that target price, we review the company again to see if anything has changed -- in other words, whether the intrinsic value of the company has gone up. If it has, we will reset the target price at a higher level. If it hasn't, the stock is fully valued and we will sell. We will sell a stock earlier if we determine there is a deterioration in some of those qualitative aspects that I discussed earlier.

LAMCO: Let's talk about the value style generally. Whatever gains were made in the market during the third quarter this year were made in value style stocks, but that was only after a long period when they were generally out of favor. Do you feel that value is poised to make further headway?

LINDENTHAL: The simple answer would be yes, but we're trying to give the right answer. This last quarter value did outperform growth but recently this has been more the exception than the rule. We've seen value outperform for shorter periods of time over the past few years, say, a month or two, but then the market would go right back to growth. Now, we've seen technology stocks, especially those tied to the Internet, come under pressure and money has flowed into other areas. This creates a broader market, which we think is a healthier market. At the same time, we're early in the cycle. Value style investing still needs to gain some momentum. So, I think the answer is yes -- value style investing may outperform, but we need to see sustained cash flows in the direction of value investing.

--------------------------------------------------------------------------------
" ... we generally find that when we buy high quality businesses at reasonable prices and have a fairly lengthy time frame, it takes a lot of the risk out of investing."
--------------------------------------------------------------------------------

LAMCO: In an effort to enhance performance, some value managers are known to have given their portfolios a growth tilt.


10  LIBERTY ALL-STAR EQUITY FUND

--------------------------------------------------------------------------------

Have you found it hard to stick to your discipline over this extended period when growth has been so dominant?

LINDENTHAL: Those pressures are always present, but we've stuck to our philosophy and that has served us well. I know some value managers got up to 30 percent technology. We have been at about 10 percent technology with just two names, Intel and Nokia, and we reduced those pretty dramatically last year because of price. So, despite the temptations, we have pretty much stuck to our knitting, knowing that the pendulum eventually swings back. We just want to be the best value investors we can be, based on our philosophy. Besides, for the Liberty All-Star Equity Fund, LAMCO wants us to adhere to our style. LAMCO understands that your style may be out of favor, but that's the whole philosophy of the All-Star Fund -- having five managers and getting the most from one style when the other is out of favor, knowing that the pendulum swings back and being sure you're well positioned when it does.

LAMCO: The last time we talked for an All-Star quarterly report, financials were a major part of your portfolio. Is that still the case?

LINDENTHAL: We still have a little over 40 percent of the portfolio in financial stocks and we have had that since the early 1990s when we first became a manager for All-Star. This is not an interest rate call because we've had all kinds of interest rate environments over the last nine years. It's a matter of finding a lot of companies that we thought represented attractive valuations, good returns on capital, ample cash flow and managements that are shareholder friendly. We do cut back on financial stocks from time to time. For example, Citigroup is still our largest position, but we have trimmed it back.

LAMCO: When you do that with a Citigroup, is it purely on fundamentals or are you also taking into consideration the changing interest rate environment?

LINDENTHAL: With us, it's not so much the interest rate environment. We think the liquidity in the financial system is what effects interest rates. Mr. Greenspan and the Fed, rightfully so, get all the attention. The key issue is supply of funds, or money available in the system relative to demand for it. We have had periods like 1993 and '94 when the Fed drained money out of the system and interest rates went up. But with that exception, generally we have had fairly positive liquidity. Financial stocks do well in that environment.

--------------------------------------------------------------------------------
" ...liquidity in the market now is adequate, but not excessive. We've got money growing at about 5 or 6 percent a year and we've got the demand for money growing at about the same pace..."
--------------------------------------------------------------------------------

LAMCO: Do you see adequate liquidity in the market now?

LINDENTHAL: It's adequate, but not excessive. We've got money growing at about 5 or 6 percent a year and we've got the demand for money growing at about the same pace, so it's neutral.

LAMCO: Are there any other sectors that you are over- or underweighting at this time?

LINDENTHAL: Given our large weighting to financial stocks, that's really the standout. We have been underweighted in a couple of good performing areas, energy and utilities, and that has hurt us a bit. On the other hand, a moderate


                                                LIBERTY ALL-STAR EQUITY FUND  11

--------------------------------------------------------------------------------

overweight to capital goods has helped, especially Boeing, which went from the low $30s to the $60 range today.

LAMCO: On the subject of specific stocks, what are some that you've added to the portfolio lately?

LINDENTHAL: We have fairly low turnover, but one of the names we've added is Alcoa. We view Alcoa as the global leader in the aluminum industry, but we really think of it as sort of a reindustrialization story. The way aluminum is produced has changed a good deal -- today it's much more efficient and much less costly. In addition, for an industrial process that uses tremendous amounts of energy, Alcoa is extremely well positioned from an energy standpoint. Therefore, despite the ups and downs that the aluminum industry experiences, we feel aluminum is less of a commodity today and Alcoa's management is better able to manage the impact of demand cycles.

      In the cable area, we added Cablevision, which is predominately in the New York area. The company has done a good job of rolling out new technology with cable modems and Internet access, so we believe the company is in the sweet spot. In addition, it may be attractive to other companies as an acquisition. We don't know that, but we think that generally it's a very attractive company in a consolidating industry.

      A financial stock we added was FleetBoston Financial. We got interested in the company because we owned BankBoston and with the merger of Fleet and Bank-Boston we really got to know the management of Fleet very well. There are risks in acquisitions, but we feel Fleet has a good acquisition strategy. Recently, Fleet acquired Summit of New Jersey, so it has an even stronger position in the Northeast. Fleet also owns discount broker Quick & Reilly and Robertson Stephens, an investment bank oriented toward technology companies.

      We also added Carnival Cruise Lines after a decline in the stock's price owing to concerns about weak pricing and excess capacity. Fundamentally, it's a strong business with good cash flow and we thought it was a good buying opportunity.

LAMCO: How about any dispositions?

LINDENTHAL: We sold R.R. Donnelley, the Chicago printing company that's especially well known for yellow pages directories. We felt the company's competitive position was eroding because of the Internet. Yellow pages haven't gone away, but there's more and more going on the Internet and people are increasingly using it for directory services.

      We also trimmed some positions, such as Intel, Nokia and Citigroup, which I have already mentioned. In addition, we cut back on Morgan Stanley Dean Witter and Pharmacia, the drug company. Both were done on a valuation basis. AFLAC, the insurance company, has been spectacular, but after it hit a new high we trimmed our position for the same reason.

LAMCO: Many thanks for an interesting interview, as always.


12  LIBERTY ALL-STAR EQUITY FUND

                    SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (97.1%)                                    SHARES    MARKET VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE (1.0%)
The Boeing Co.                                          230,000   $   14,490,000
                                                                  --------------

AUTOS, TIRES & ACCESSORIES (0.4%)
Ford Motor Co.                                           49,997        1,265,549
Lear Corp. (a)                                          194,900        4,007,631
                                                                  --------------
                                                                       5,273,180
                                                                  --------------

BANKS (3.3%)
ABN AMRO Holdings NV (b)                                165,936        3,837,270
Astoria Financial Corp.                                  25,600          988,800
Chase Manhattan Bank Corp.                              153,250        7,078,234
First Union Corp.                                       275,000        8,851,562
FleetBoston Financial Corp.                             140,000        5,460,000
PNC Bank Corp.                                          143,100        9,301,500
Washington Mutual, Inc.                                  69,000        2,747,062
Wells Fargo & Co.                                       200,000        9,187,500
                                                                  --------------
                                                                      47,451,928
                                                                  --------------

BROADCASTING & CABLE (2.0%)
AT&T Corp.-Liberty Media Group Class A (a)              202,900        3,652,200
Cablevision Systems Corp. Class A (a)                   100,000        6,631,250
Clear Channel Communications, Inc. (a)                  172,908        9,769,302
Comcast Corp. Special Class A                            80,400        3,291,375
The News Corp., Ltd. (b)                                 77,500        4,412,119
                                                                  --------------
                                                                      27,756,246
                                                                  --------------

BUSINESS & CONSUMER SERVICES (1.7%)
America Online, Inc.                                     61,900        3,327,125
Cendant Corp. (a)                                       114,500        1,245,187
Paychex, Inc.                                           298,912       15,692,880
Sabre Holdings Corp.                                    115,624        3,345,869
                                                                  --------------
                                                                      23,611,061
                                                                  --------------

CHEMICALS (0.2%)
Rohm & Haas Co.                                         112,600        3,272,437
                                                                  --------------

COMMUNICATIONS EQUIPMENT (3.2%)
Cisco Systems, Inc. (a)                                 368,700       20,370,675
Lucent Technologies, Inc.                                50,600        1,546,462
Nokia Corp. (b)                                         420,000       16,721,250
Nortel Networks Corp.                                    77,900        4,639,919
Tellabs, Inc. (a)                                        22,200        1,060,050
TyCom Ltd. (a)                                           38,400        1,473,600
                                                                  --------------
                                                                      45,811,956
                                                                  --------------


See Notes to Schedule of Investments.           LIBERTY ALL-STAR EQUITY FUND  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------

COMPUTER & BUSINESS EQUIPMENT (4.6%)
Compaq Computer Corp.                                   361,600   $    9,972,928
Dell Computer Corp. (a)                                 467,700       14,411,006
EMC Corp. (a)                                            56,900        5,640,212
Hewlett-Packard Co.                                      52,400        5,082,800
International Business Machines Corp.                    85,350        9,601,875
NCR Corp. (a)                                            17,200          650,375
Palm, Inc. (a)                                           72,324        3,828,652
Seagate Technology, Inc. (a)                             32,900        2,270,100
Sun Microsystems, Inc. (a)                               75,300        8,791,275
3Com Corp. (a)                                          236,200        4,532,087
                                                                  --------------
                                                                      64,781,310
                                                                  --------------

COMPUTER SERVICES & SOFTWARE (4.2%)
Citrix Systems, Inc. (a)                                 24,900          499,556
Electronic Data Systems Corp.                           115,600        4,797,400
Intuit, Inc. (a)                                         88,300        5,033,100
Microsoft Corp. (a)                                     222,500       13,405,625
Oracle Corp. (a)                                         29,600        2,331,000
Parametric Technology Corp. (a)                         359,200        3,928,750
Siebel Systems, Inc. (a)                                265,600       29,564,600
                                                                  --------------
                                                                      59,560,031
                                                                  --------------

CONSUMER PRODUCTS (3.7%)
Avon Products, Inc.                                     463,300       18,937,387
Clorox Co.                                               36,100        1,428,206
Gillette Co.                                            231,200        7,138,300
Kimberly-Clark Corp.                                    127,500        7,116,094
Philip Morris Companies, Inc.                           152,000        4,474,500
Procter & Gamble Co.                                     35,200        2,358,400
UST, Inc.                                               478,000       10,934,250
                                                                  --------------
                                                                      52,387,137
                                                                  --------------

DIVERSIFIED (2.7%)
Cooper Industries, Inc.                                  40,000        1,410,000
General Electric Co.                                    150,700        8,693,506
Honeywell International, Inc.                            33,600        1,197,000
Minnesota Mining & Manufacturing Co.                    168,800       15,381,900
The Seagram Co., Ltd.                                    47,100        2,705,306
Tyco International Ltd.                                 176,468        9,154,277
                                                                  --------------
                                                                      38,541,989
                                                                  --------------

DRUGS & HEALTH CARE (9.9%)
ALZA Corp. (a)                                           56,400        4,878,600
American Home Products Corp.                             49,700        2,811,156
Amgen, Inc.                                             173,200       12,094,231


14  LIBERTY ALL-STAR EQUITY FUND           See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------

DRUGS & HEALTH CARE -- CONTINUED
Aventis S.A. (b)                                         39,600   $    2,982,375
Baxter International, Inc.                              205,600       16,409,450
Biogen, Inc. (a)                                        153,400        9,357,400
Boston Scientific Corp. (a)                             255,000        4,191,562
Bristol-Myers Squibb Co.                                176,700       10,093,987
Eli Lilly & Co.                                          50,200        4,072,475
Genentech, Inc. (a)                                      56,000       10,398,500
Medtronic, Inc.                                         129,900        6,730,444
PE Corp-PE Biosystems Group                              16,400        1,910,600
Pfizer, Inc.                                            355,825       15,989,886
Pharmacia Corp.                                         443,240       26,677,508
Schering-Plough Corp.                                    68,200        3,171,300
Wellpoint Health Networks, Inc. (a)                     104,200       10,003,200
                                                                  --------------
                                                                     141,772,674
                                                                  --------------

ELECTRIC & GAS UTILITIES (3.1%)
Columbia Energy Group                                    43,300        3,074,300
DTE Energy Co.                                           45,400        1,736,550
Duke Energy Corp.                                        68,100        5,839,575
Entergy Corp.                                            37,100        1,381,975
Florida Progress Corp.                                  174,900        9,258,769
NiSource, Inc.                                           28,600          697,125
Peco Energy Co.                                         199,500       12,082,219
Reliant Energy, Inc.                                    228,300       10,615,950
                                                                  --------------
                                                                      44,686,463
                                                                  --------------

ELECTRONICS & ELECTRICAL EQUIPMENT (5.9%)
Altera Corp. (a)                                         26,600        1,270,150
Applied Materials, Inc. (a)                             126,400        7,497,100
Cypress Semiconductor Corp. (a)                         104,500        4,343,281
Emerson Electric Co.                                    120,000        8,040,000
Intel Corp.                                             564,400       23,493,150
JDS Uniphase Corp. (a)                                   73,200        6,931,125
LSI Logic Corp. (a)                                     123,000        3,597,750
Maxim Integrated Products, Inc. (a)                     226,600       18,227,138
Motorola, Inc.                                           88,300        2,494,475
Sensormatic Electronics Corp. (a)                        91,500        1,372,500
Synopsys, Inc. (a)                                      112,700        4,268,513
Texas Instruments, Inc.                                  46,200        2,180,063
                                                                  --------------
                                                                      83,715,245
                                                                  --------------

FINANCIAL SERVICES (13.0%)
Associates First Capital Corp.                           20,800          790,400
AXA Financial, Inc. (b)                                 212,900       10,844,594
Capital One Financial Corp.                              36,700        2,571,294
The Charles Schwab Corp.                                378,750       13,445,625


See Notes to Schedule of Investments.           LIBERTY ALL-STAR EQUITY FUND  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- CONTINUED
The CIT Group, Inc.                                     102,900   $    1,800,750
Citigroup, Inc.                                         825,599       44,633,946
Countrywide Credit Industries, Inc.                     501,100       18,916,525
Fannie Mae                                              255,000       18,232,500
Freddie Mac                                             300,000       16,218,750
The Goldman Sachs Group, Inc.                            35,600        4,056,175
MetLife, Inc. (a)                                       291,200        7,625,800
Morgan Stanley Dean Witter & Co.                        110,000       10,058,125
Providian Financial Corp.                               141,200       17,932,400
Stilwell Financial, Inc.                                312,600       13,598,100
U.S. Bancorp                                            168,300        3,828,825
                                                                  --------------
                                                                     184,553,809
                                                                  --------------

FOOD, BEVERAGE & RESTAURANTS (1.3%)
Anheuser-Busch Companies, Inc.                          212,400        8,987,175
The Coca-Cola Co.                                        35,800        1,973,475
Heinz (H.J.) Co.                                        197,700        7,327,256
                                                                  --------------
                                                                      18,287,906
                                                                  --------------

HOTELS & ENTERTAINMENT/LEISURE (2.5%)
Carnival Corp.                                          100,000        2,462,500
Gemstar International Group Ltd. (a)                     13,700        1,194,469
Pixar, Inc. (a)                                         122,100        3,922,463
The Reader's Digest Association, Inc.                   154,000        5,438,125
Starwood Hotels & Resorts Worldwide, Inc.               192,000        3,896,875
Time Warner, Inc.                                       141,700       11,088,025
The Walt Disney Co.                                     203,300        7,344,000
                                                                  --------------
                                                                      35,346,457
                                                                  --------------

INDUSTRIAL EQUIPMENT (2.4%)
Caterpillar, Inc.                                       130,000        4,387,500
Deere & Co.                                             491,100       16,329,075
Dover Corp.                                             110,000        5,163,125
Illinois Tool Works, Inc.                               154,500        8,632,688
                                                                  --------------
                                                                      34,512,388
                                                                  --------------

INSURANCE (8.5%)
ACE Ltd.                                                400,300       15,711,775
AFLAC, Inc.                                             320,000       20,500,000
Allmerica Financial Corp.                               174,600       11,163,488
Ambac Financial Group, Inc.                              70,300        5,149,475
American International Group, Inc.                      101,850        9,745,772
CIGNA Corp.                                             130,400       13,613,760
The Hartford Financial Services Group, Inc.              84,700        6,177,806
The Progressive Corp.                                   260,900       21,361,188
XL Capital Ltd.                                         239,000       17,566,500
                                                                  --------------
                                                                     120,989,764
                                                                  --------------


16  LIBERTY ALL-STAR EQUITY FUND           See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------

METALS & MINING (1.4%)
Alcan Aluminum Ltd.                                     254,100   $    7,353,019
Alcoa, Inc.                                             480,416       12,160,530
                                                                  --------------
                                                                      19,513,549
                                                                  --------------

OIL & GAS (9.1%)
Anadarko Petroleum Corp.                                 93,400        6,207,364
Apache Corp.                                            143,600        8,490,350
Baker Hughes, Inc.                                       44,900        1,666,913
Burlington Resources, Inc.                              312,400       11,500,225
Conoco, Inc. Class A                                    336,500        8,791,063
Conoco, Inc. Class B                                    281,500        7,582,906
Devon Energy Corp.                                      143,079        8,606,202
Dynegy, Inc.                                             32,800        1,869,600
El Paso Energy Corp.                                    321,000       19,781,625
Exxon Mobil Corp.                                       219,127       19,529,694
Global Marine, Inc. (a)                                  59,200        1,827,800
Halliburton Co.                                         120,800        5,911,650
Occidental Petroleum Corp.                              400,100        8,727,181
Royal Dutch Petroleum Co.                                54,862        3,288,291
USX-Marathon Group                                      234,000        6,639,750
The Williams Companies, Inc.                            190,400        8,044,400
                                                                  --------------
                                                                     128,465,014
                                                                  --------------

PAPER (0.1%)
Temple-Inland, Inc.                                      53,000        2,007,375
                                                                  --------------

REAL ESTATE (0.9%)
Kimco Realty Corp.                                       67,400        2,847,650
TrizecHahn Corp.                                        418,900        7,042,756
Vornado Realty Trust                                     71,700        2,661,863
                                                                  --------------
                                                                      12,552,269
                                                                  --------------

RETAIL TRADE (4.3%)
Costco Wholesale Corp. (a)                              128,000        4,472,000
Federated Department Stores, Inc. (a)                    43,600        1,139,050
The Gap, Inc.                                            25,700          517,213
Harcourt General, Inc.                                  191,700       11,310,300
The Home Depot, Inc.                                    220,450       11,697,628
The Limited, Inc.                                       350,500        7,732,906
May Department Stores Co.                               225,000        4,612,500
Target Corp.                                             69,400        1,778,375
Tiffany & Co.                                           111,400        4,295,863
The TJX Companies, Inc.                                  94,900        2,135,250
Wal-Mart Stores, Inc.                                   229,600       11,049,500
                                                                  --------------
                                                                      60,740,585
                                                                  --------------


See Notes to Schedule of Investments.           LIBERTY ALL-STAR EQUITY FUND  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATIONS (4.8%)
AT&T Corp.                                               74,900   $    2,200,188
Global Crossing Ltd. (a)                                 54,300        1,683,300
Level 3 Communications, Inc. (a)                         17,200        1,326,550
Qwest Communications International, Inc. (a)             26,400        1,268,850
SBC Communications, Inc.                                521,500       26,075,000
Sprint Corp. (FON Group)                                340,000        9,966,250
Verizon Communications                                  342,810       16,604,859
WorldCom, Inc. (a)                                      299,100        9,085,163
                                                                  --------------
                                                                      68,210,160
                                                                  --------------

TRANSPORTATION (2.9%)
AMR Corp. (a)                                           180,000        5,883,750
Burlington Northern Santa Fe Corp.                      200,000        4,312,500
CSX Corp.                                               124,100        2,706,931
Delta Air Lines, Inc.                                   150,200        6,665,125
Southwest Airlines Co.                                  414,700       10,056,475
Union Pacific Corp.                                      81,000        3,148,875
United Parcel Service, Inc. Class B                     138,900        7,830,488
                                                                  --------------
                                                                      40,604,144
                                                                  --------------

TOTAL COMMON STOCKS
(Cost $973,161,105)                                                1,378,895,077
                                                                  --------------

PREFERRED STOCK (0.5%)
BROADCASTING & CABLE (0.5%)
The News Corp. Ltd. (b)
(Cost $4,611,740)                                       150,000        7,031,250
                                                                  --------------


18  LIBERTY ALL-STAR EQUITY FUND           See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM                  INTEREST     MATURITY       PAR           MARKET
INVESTMENTS (2.2%)            RATE         DATE        VALUE           VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER (1.2%)
Household Finance             6.400%     10/03/00   $ 8,000,000   $    7,997,155
Household Finance             6.500      10/05/00     5,000,000        4,996,389
Household Finance             6.520      10/10/00     3,500,000        3,494,295
                                                                  --------------
TOTAL COMMERCIAL PAPER (COST $16,487,839)                             16,487,839
                                                                  --------------

REPURCHASE AGREEMENT (1.0%)
SBC Warburg Ltd., Repurchase Agreement dated
09/29/00, 6.50% to be repurchased at $14,408,801
on 10/02/00, collateralized by U.S. Treasury notes
with various maturities to 2027, with a current
market value of $14,718,387.                         14,401,000       14,401,000
                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS (COST $30,888,839)                       30,888,839
                                                                  --------------

TOTAL INVESTMENTS (99.8%) (COST $1,008,661,684)                    1,416,815,166

OTHER ASSETS AND LIABILITIES, NET (0.2%)                               2,466,430
                                                                  --------------

NET ASSETS (100.0%)                                                1,419,281,596
                                                                  ==============

NET ASSET VALUE PER SHARE (99,577,653 SHARES OUTSTANDING)                 $14.25
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Represents an American Depositary Receipt.

     Gross unrealized appreciation and depreciation of investments at September 30, 2000 is as follows:
          Gross unrealized appreciation       $460,090,758
          Gross unrealized depreciation        (51,937,276)
                                              ------------
              Net unrealized appreciation     $408,153,482
                                              ------------


                                                LIBERTY ALL-STAR EQUITY FUND  19

PER SHARE CHANGES IN NET ASSETS / DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                 NINE MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                SEPTEMBER 30, 2000       ----------------------------------------------------------
                                       (UNAUDITED)         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------
PER SHARE CHANGES IN NET ASSETS:

Net asset value at beginning of period      $14.02       $14.22       $13.32       $11.95       $11.03       $ 9.26
                                            ======       ======       ======       ======       ======       ======
Net investment income                         0.04         0.05         0.05         0.05         0.08         0.10
Distributions declared                       (1.06)       (1.39)       (1.40)       (1.33)       (1.18)       (1.04)
Change due to rights offering (a)               --           --        (0.10)          --           --           --
Impact of shares issued in dividend
    reinvestment (b)                            --        (0.08)          --           --           --           --
Net realized and unrealized
    gains on investments                      1.25         1.22         2.35         3.01(c)      2.15(c)      2.71
Provision for federal income tax                --           --           --        (0.36)       (0.13)          --
                                            ======       ======       ======       ======       ======       ======
Net asset value at end of period            $14.25       $14.02       $14.22       $13.32       $11.95       $11.03
                                            ======       ======       ======       ======       ======       ======

(a) Effect of All-Star's rights offering for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.
(c)   Before provision for federal income tax.

DIVIDEND REINVESTMENT PLAN

Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to 4.579 shares as of September 30, 2000, with a total net asset value of $65.25. Participants are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.


20  LIBERTY ALL-STAR EQUITY FUND

  [LOGO] LIBERTY                                         USA
         ALL*STAR                                      --------
       -----------                                      LISTED
       EQUITY FUND                                     --------
                                                         NYSE

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036
Internet: www.libertyallstar.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)
Internet: www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

TRUSTEES
Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*
Joseph J. Palombo

OFFICERS
Joseph J. Palombo, Chairman of the Board of Trustees
William R. Parmentier, Jr., President and Chief Executive Officer
Kevin M. Carome, Executive Vice President
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
Pamela A. McGrath, Treasurer
William J. Ballou, Secretary

* Member of the audit committee.

--------------------------------------------------------------------------------
Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[LOGO] LIBERTY
       FINANCIAL

[LOGO] LIBERTY
       ALL*STAR
     -----------
     EQUITY FUND

Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214

            USA                    A MEMBER OF THE
          --------                 CLOSED-END
           LISTED                  FUND
          --------                 ASSOCIATION, INC.
            NYSE                   WWW.CLOSED-ENDFUNDS.COM